Related party transactions	6 Months Ended
Jun. 30, 2021
Related Party Transactions [Abstract]
Related party transactions	Related party transactions
(a)Equity-method investments
The Company provides administrative and development services to its equity-method investees and is reimbursed for incurred costs. To that effect, during the three and six months ended June 30, 2021, the Company charged its equity-method investees $6,006 and $12,320, respectively (2020 - $5,668 and $10,225, respectively). Additionally, one of the equity-method investees provides development services to the Company on specified projects, for which it earns a development fee upon reaching certain milestones. During the three and six months ended June 30, 2021, the development fees charged to the Company were $nil and $738 (2020 - $461 and $461).
In 2020, the Company issued a promissory note of $30,493 payable to Altavista, an equity investee of the Company. The note was repaid in full during the second quarter of 2021.
On October 21, 2020, the Company paid $1,500 to Abengoa for a twelve month exclusive, transferable, and irrevocable option to purchase all of Abengoa's interests in the AAGES, AAGES Development Canada Inc., and AAGES Development Spain, S.A. joint ventures. Subsequent to quarter-end, on August 6, 2021, the Company exercised the option. Closing of the transaction is anticipated prior to the end of the third quarter of 2021. Pursuant to an agreement between AQN and funds managed by the Infrastructure and Power strategy of Ares Management, LLC (“Ares”), Ares is expected to become AQN’s new partner in its non-regulated development platform for renewable energy, water and other sections.
(b)Redeemable non-controlling interest held by related party
On November 28, 2018, AAGES B.V., an equity investee of the Company, obtained a three-year secured credit facility in the amount of $306,500 and subscribed to a $305,000 preference share ownership interest in AY Holdings. The AAGES B.V. secured credit facility is collateralized through a pledge of Atlantica shares held by AY Holdings. A collateral shortfall would occur if the net obligation as defined in the agreement would equal or exceed 50% of the market value of such Atlantica shares, in which case the lenders would have the right to sell Atlantica stock to eliminate the collateral shortfall. The AAGES B.V. secured credit facility is repayable on demand if Atlantica ceases to be a public company. AQN reflects the preference share ownership issued by AY Holdings as redeemable non-controlling interest held by related party. Redemption is not considered probable as at June 30, 2021. During the three and six months ended June 30, 2021, the Company incurred non-controlling interest attributable to AAGES B.V. of $2,617 and $5,298, respectively (2020 - $3,393 and $7,159, respectively) and recorded distributions of $2,503 and $5,046, respectively (2020 - $3,573 and $6,873, respectively) (note 14).
(c)Non-controlling interest held by related party
Non-controlling interest held by related party represents an interest in a consolidated subsidiary of the Company, acquired by Atlantica Yield Energy Solutions Canada Inc.("AYES Canada") in May 2019 for $96,752 (C$130,103). During the three and six months ended June 30, 2021, the Company recorded distributions to AYES of $4,473 and $8,912, respectively (2020 - $4,832 and $9,039, respectively).
The above related party transactions have been recorded at the exchange amounts agreed to by the parties to the transactions.